Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees
of
Federated Income
Securities Trust:
In planning and
performing our audits
of the financial
statements of Federated
Intermediate Corporate
Bond Fund and
Federated Short-Term
Income Fund (two of
the portfolios
constituting Federated
Income Securities
Trust) (collectively the
?Funds?) as of and for
the year ended April
30, 2015, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States),
we considered the
Funds? internal control
over financial
reporting, including
controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds? internal control
over financial
reporting. Accordingly,
we express no such
opinion.
The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls. The
company?s internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with
generally accepted
accounting principles.
A company?s internal
control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation of
financial statements in
accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company?s assets that
could have a material
effect on the financial
statements.
Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.
A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A material
weakness is a
deficiency, or a
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the company?s
annual or interim
financial statements
will not be prevented or
detected on a timely
basis.
Our consideration of
the Funds? internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily disclose
all deficiencies in
internal control that
might be material
weaknesses under
standards established
by the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds? internal control
over financial reporting
and its operation,
including controls over
safeguarding securities,
that we consider to be a
material weakness as
defined above as of
April 30, 2015.
This report is intended
solely for the
information and use of
management and the
Board of Trustees of
the Funds and the
Securities and
Exchange Commission
and is not intended to
be, and should not be,
used by anyone other
than these specified
parties.









	/s/ Ernst &
Young LLP




Boston, Massachusetts
June 23, 2015